Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ AI & Tech Portfolio Option Income ETF (GPTY)

YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF (LFGY)

YieldMax™ China Portfolio Option Income ETF (CHNY)

YieldMax™ Semiconductor Portfolio Option Income ETF (CHPY)

YieldMax™ Biotech & Pharma Portfolio Option Income ETF (DRGY)

(the “Funds”)

listed on NYSE Arca, Inc.

December 20, 2024

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated December 2, 2024

Effective immediately, all references to each Fund’s monthly dividend distributions, within the Prospectus and SAI, are revised to clarify that such distributions will be made at least monthly, but may be made more frequently.

Please retain this Supplement for future reference.